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                                                                   EXHIBIT 23(B)

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

  We hereby consent to the use of our report on the financial statements of Peoples Bancshares, Inc. and Subsidiary included in Amendment No. 1 to Form S-4 Registration Statement and to the reference to our Firm under the caption "Experts" in the Prospectus.

                                          GRA, Thompson, White & Co., P.C.

July 18, 1997
Merriam, Kansas